UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 10, 2005

Date of Report (Date of Earliest Event Reported)

BUSINESS OBJECTS S.A.
(Exact name of Registrant as specified in its charter)

Republic of France	0-24720	98-0355777

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

157-159 Rue Anatole France, 92300 Levallois-Perret,
France

(Address of principal executive offices)

(408) 953-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

     Business Objects S.A. (the “Company”) hereby amends its Current Report on Form 8-K dated March 10, 2005 in this Current Report on Form 8-K/A to set forth the Board committee to which the new director, Carl Pascarella, has been named.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	As previously reported, on March 10, 2005, the Board of Directors of the Company appointed Carl Pascarella as a director. At the time of his election to the Company’s Board of Directors, Mr. Pascarella was not appointed to serve on any Board committee. On April 21, 2005, the Board of Directors appointed Mr. Pascarella to serve as a member of the Compensation Committee.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

BUSINESS OBJECTS S.A.
By:	/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Senior Group Vice President